SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2003

Crystal Decisions, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-31859 (Commission File Number)	77-0537234 (IRS Employer Identification No.)

895 Emerson Street, Palo Alto, California, 94301
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 650-838-7410

Item 5. Other Events.

     On April 16, 2003, Crystal Decisions, Inc. (the “Company”), issued a press release announcing the appointment of Robert L. Bailey to the Company’s board of directors. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated April 16, 2003

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 16, 2003

Crystal Decisions, Inc.

	By:	/s/ Eric Patel Eric Patel Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated April 16, 2003

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